ANNEX 1

FRANKLIN TEMPLETON ETF TRUST

Further to the Amendment, dated December 29, 2017, to the Subcontract for Administration and Fund Accounting Services, dated as of April 18, 2016, between Franklin Templeton Services, LLC ("FT Services") and State Street Bank and Trust Company ("State Street"), FT Services and State Street mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
FRANKLIN TEMPLETON ETF TRUST	**Standard N-PORT and N-CEN Reporting Solution (Data and Filing)**
Franklin Liberty U.S. Low Volatility ETF	Standard
Franklin Liberty Investment Grade Corporate ETF	
Franklin Liberty International Opportunities ETF	
Franklin Liberty Intermediate Municipal Opportunities ETF	
Franklin Liberty Municipal Bond ETF	
Franklin Liberty Senior Loan ETF	
Franklin Liberty High Yield Corporate ETF	
Franklin Liberty International Aggregate Bond ETF	
Franklin LibertyQ International Equity Hedged ETF	
Franklin LibertyQ Emerging Markets ETF	
Franklin LibertyQ Global Dividend ETF	
Franklin LibertyQ Global Equity ETF	
Franklin LibertyQ U.S. Small Cap Equity ETF	
Franklin LibertyQ U.S. Mid Cap Equity ETF	
Franklin LibertyQ U.S. Equity ETF	
Franklin FTSE Asia ex Japan ETF	
Franklin FTSE Australia ETF	
Franklin FTSE Brazil ETF	
Franklin FTSE Canada ETF	
Franklin FTSE China ETF	
Franklin FTSE Europe ETF	
Franklin FTSE Europe Hedged ETF	
Franklin FTSE France ETF	
Franklin FTSE Germany ETF	
Franklin FTSE Hong Kong ETF	
Franklin FTSE India ETF	
Franklin FTSE Italy ETF	
Franklin FTSE Japan ETF	
Franklin FTSE Japan Hedged ETF	

Franklin FTSE Mexico ETF	
Franklin FTSE Russia ETF	
Franklin FTSE South Korea ETF	
Franklin FTSE Switzerland ETF	
Franklin FTSE Taiwan ETF	
Franklin FTSE United Kingdom ETF	
Franklin FTSE Latin America ETF	
Franklin FTSE Saudi Arabia ETF	
Franklin FTSE South Africa ETF	

Form N-CEN Services
FRANKLIN TEMPLETON ETF TRUST

Information Classification: Limited Access
Information Classification: Limited Access

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

FRANKLIN TEMPLETON SERVICES, LLC	STATE STREET BANK AND TRUST COMPANY
By:	By:
Name: Laura F. Fergerson	Name: Andrew Erickson
Title: President	Title: Executive Vice President, Duly Authorized
Address: One Franklin Parkway San Mateo, CA 94403	Address: 1 Iron Street Boston, MA 02210
Date: August 17, 2018	Date: August 21, 2018

Information Classification: Limited Access
Information Classification: Limited Access